CALGENE, INC.
                               NINTH AMENDMENT TO
                     SECURED REVOLVING CREDIT AGREEMENT AND
                         SECURED REVOLVING CREDIT NOTE

Harris Trust and Savings Bank
Chicago, Illinois

Ladies and Gentlemen:

     Reference is hereby made to that certain Secured Revolving Credit Agreement dated as of April 26, 1990, as amended (the "Credit Agreement") originally among the undersigned, CALGENE, INC., a Delaware corporation (the "Company"), Harris Trust and Savings Bank (the "Bank") and Caisse Nationale de Credit Agricole, acting through its Grand Cayman Branch ("Credit Agricole") and Harris Trust and Savings Bank as agent thereunder (the "Agent"). All defined terms used herein shall have the same meaning as in the Credit Agreement unless otherwise defined herein.

     The Bank has extended a revolving credit facility to the Company on the terms and conditions set forth in the Credit Agreement. Credit Agricole has assigned to Harris, and Harris has assumed all of Credit Agricole's rights and obligations under the Credit Agreement. The Company and Harris now wish to extend the termination date of the Credit Agreement to September 30,1 996, and amend certain terms of the Credit Agreement, all in the manner and on the terms and conditions set forth in this Amendment.

SECTION 1. AMENDMENTS.

     Upon satisfaction of all the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended as follows:

     Section 1.1. The Termination Date of the Credit Agreement shall be extended to September 30, 1996.

     Section 1.2. Section 1.1(a) of the Credit Agreement shall be amended by replacing the date "March 31, 1996" appearing therein with the date "September 30, 1006".

     Section 1.3. Section 4.44 of the Credit Agreement shall be amended to read as follows:

          "4.44. "Tangible Net Worth" shall mean Net Worth less the amount of all Intangible Assets less the amount of all investments in Gargiulo, Inc. ("Gargiulo")."

          "(i) the sale of all or substantially all of the assets of Calgene Fresh, Inc. to Gargiulo or any of its Subsidiaries."

     "Section 1.8. Section 8.1 of the Credit Agreement shall be amended by deleting the word "or" appearing at the end of subsection (i) thereof, by replacing the period appearing at the end of subsection (j) thereof with a semi-colon, and by adding the following provisions thereto as subsections (k) and (l) thereof:

          "(k) Newco shall disavow, repudiate, terminate or breach the Newco Guaranty or any part thereof, or the Newco Guaranty shall cease for any reason to be valid and binding obligation of Newco, or any event described in Sections 8.1(i) or (j) hereof shall occur with respect to Newco; or

          (l) no later than May 31, 1996, (i) the Company shall have failed to deliver to the Agent copies, certified by the secretary or assistant secretary of the Company, of resolutions of the Company's board of directors ratifying the execution and delivery by the Company of the Ninth Amendment, a Certificate of the Secretary or Assistant Secretary of the Company as to be incumbency and signatures of the authorized officers of the Company, and an opinion of counsel to the Company and its Subsidiaries in form and substance satisfactory to the Bank, or
          (ii) Newco shall have failed to deliver to the Agent copies, certified by the secretary or assistant secretary of Newco, of resolutions of its board of directors ratifying the execution and delivery by Newco of the Newco Guaranty and the performance of its obligations thereunder, a certificate of the secretary or assistant secretary of Newco as to incumbency and signatures of authorized officers of Newco, and an opinion of counsel to Newco in form and substance satisfactory to the Bank."

     Section 1.9. Exhibit A to the Credit Agreement and the Revolving Note of the Company payable to the order of Harris Trust and Savings Bank (the "Note") shall each by amended by deleting the date "March 31, 996" appearing twice in the first paragraph therein and inserting in lieu thereof the date "September 30, 1996".

     Section 1.10. Harris Trust and Savings Bank shall type the following legend on its Note:

               "This Note has been amended pursuant to the terms of an Ninth Amendment to Secured Revolving Credit Agreement and Secured
               Revolving Credit Note dated as of March 28, 1996, including an extension of the maturity date hereof, to which reference is hereby made for a statement of terms thereof."

     Section 1.11. The Bank hereby waives the restrictions of Section 7.6 of the Credit Agreement to the extent necessary to permit, and hereby consents to, the transactions contemplated by the Agreement and Plan of Reorganization between Calgene, Inc. and Monsanto Company dated as of October 13, 1995.

SECTION 2.     CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

     Section 2.1. The Company and the Bank shall have executed this Amendment (such execution may be in several counterparts and the several parties hereto may execute on separate counterparts).

     Section  2.2.  Each of the  representations  and  warranties  set  forth in
Section 5 of the Credit Agreement shall be true and correct.

     Section 2.3. The Company shall be in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential
Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment.

     Section  2.4.  All legal  matters  incident to the  execution  and delivery
hereof  and  the  instruments  and  documents   contemplated   hereby  shall  be
satisfactory to the Bank.

3.   REPRESENTATIONS.

     In order to induce the Bank to execute and deliver this Amendment, the Company hereby represents to the Bank that as of the date hereof, each of the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 5.2 shall be deemed to refer to the most recent financial statements of the Company delivered to the Bank) and the Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing thereunder or shall result after giving effect to this Amendment.

4.   MISCELLANEOUS.

     Section 4.1. The Company has heretofore executed and delivered to the Agent that certain Security Agreement Re: Inventory and Receivables and various separate Pledge and Security Agreements, each dated as of April 26, 1990 (the "Security Documents") and the Company hereby agrees that notwithstanding the execution and delivery of this Amendment, the Security Documents shall be and remain in full force and effect and that any rights and remedies of the Agent thereunder shall be and remain in full force and effect and shall not be affected, impaired or discharged thereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

     Section 4.2. The Company agrees to pay on demand all costs and expenses of or incurred by the Bank in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Bank.

     Section 4.3. Except as specifically amended herein the Credit Agreement and the Note shall continue in full force and effect in accordance with their original terms. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Note, or any communication issued or made pursuant to or with respect to the Credit Agreement or the Note, any reference to this Credit Agreement or Note being sufficient to refer to the Credit Agreement as amended hereby.

     Section 4.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes by deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

         Dated as of March 28, 1996



                                                  CALGENE, INC.



                                                  By /s/ Michael J. Motroni
                                                  Its Vice President



         Accepted as of the date last written above.

                                                  HARRIS TRUST AND SAVINGS BANK



                                                  By /s/ Erica T. Kuhlmann
                                                  Its Vice President